SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2003

ViaSat, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21767	33-0174996

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real
Carlsbad, CA 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press release issued by ViaSat, Inc. on May 22, 2003.

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and
Financial Condition).

     The information contained in this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of ViaSat, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     On May 22, 2003, ViaSat, Inc. issued a press release regarding financial results for the fiscal year 2003 fourth quarter and for fiscal year 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2003	VIASAT, INC.

By: /s/ Ronald Wangerin

Name: Ronald Wangerin Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release issued by ViaSat, Inc. on May 22, 2003.